SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) March 7, 2006
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification
No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
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                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 7, 2006, our Company, Amcon Distributing Company, entered into a Securities Purchase Agreement dated as of March 3, 2006 with Draupnir Capital, LLC relating to our Company's sale of the Series C Convertible Preferred Stock described in Item 3.02 of this report.

The Securities Purchase Agreement provided for the purchase by Draupnir Capital of 80,000 shares of our Series C Convertible Preferred Stock for a total cash purchase price of $2,000,000, or $25 per share. The purchase of and payment for the Series C Convertible Preferred Stock occurred concurrently with the execution and delivery by the parties of the Agreement. The Agreement contains customary representations and warranties of our Company and of the purchaser.
The $2,000,000 of proceeds received by our Company from the sale of the Series C Convertible Preferred Stock were used to pay down our Company's existing secured credit facilities from LaSalle Bank National Association. Concurrently with the execution of the Securities Purchase Agreement, our Company entered into a Sixth Amendment to the Amended and Restated Loan and Security Agreement with, among others, LaSalle Bank National Association. Among other provisions, this Sixth Amendment permits our Company to pay dividends on the Series C Convertible Preferred Stock.

Our Company has agreed, within 180 days after the date of the Securities Purchase Agreement, to prepare and file with the Securities and Exchange Commission a registration statement to register the resale of the shares of common stock issuable upon conversion of the Series C Convertible Preferred Stock under the Securities Act of 1933, and thereafter to use its commercially reasonable efforts to have the registration statement declared effective. In addition, our Company has agreed to file an additional listing application with the American Stock Exchange for listing of the common stock issuable upon conversion of the Series C Convertible Preferred Stock as soon as reasonably practicable.

The Securities Purchase Agreement provides that if, after conversion of all shares of Series C Convertible Preferred Stock, the purchaser, Draupnir Capital, and its affiliates beneficially own 5% or more of the outstanding shares of our Company's common stock as of the record date for the applicable meeting at which directors are to be elected, the purchaser will have the right to nominate for election one director to serve on our Company's Board of Directors. Our Company has agreed that the size of the Board will be increased at the March 21, 2006 Board meeting and the purchaser's nominee, Jeremy W. Hobbs, will be elected to fill the resulting vacancy. In connection with any vote or meeting of our stockholders at which directors are to be elected, our Company has agreed that it will nominate the nominee of the purchaser and will use its reasonable best efforts to cause such nominee to be elected to the Board of Directors.

Our Company has agreed that it will implement a holding company structure reasonably satisfactory to Draupnir Capital, the purchaser of the Series C Convertible Preferred Stock, under which our Company's various businesses will be separated for management, operations, financing and other purposes. This structure went into effect upon closing of the Series C Convertible Preferred Stock sale, with the formal legal implementation of this

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restructuring to follow as soon as practicable.  As a part of the implementation of a holding company structure, our Company has created an "Office of the Chairman" to which our senior management will report. The Office of the Chairman is comprised of our Chairman, a Vice Chairman and a Chief Financial Officer. Draupnir Capital was given the right to designate our Chief Financial Officer. William F. Wright continues to serve as our Chairman. Christopher H. Atayan, a member of our Board of Directors, was appointed as Vice Chairman. Michael D. James continues to serve as our Chief Financial Officer. Our Board of Directors may, in its discretion elect or remove any or all of our officers (or their successors) at any time, including those in the Office of the Chairman.

The description of the Securities Purchase Agreement and of the Sixth Amendment to Amended and Restated Loan and Security Agreement contained in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement or Sixth Amendment, as the case may be. A copy of the Securities Purchase Agreement is attached to this report as Exhibit 4.3 and is incorporated herein by reference. A copy of the Sixth Amendment is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

On March 7, 2006, our Company issued and sold 80,000 shares of Series C Convertible Preferred Stock, par value $.01 per share, at $25 per share in a private placement under Section 4(2) of the Securities Act of 1933, as amended. The Series C Convertible Preferred Stock was issued and sold for the purpose of generating $2,000,000 to be applied as a repayment of principal under our Company's existing secured credit facilities from LaSalle Bank National Association.

Cumulative cash dividends on the Series C Convertible Preferred Stock will be payable in arrears at a rate of 6% per annum when, as and if declared by our Board of Directors, on March 31, June 30, September 30 and December 31 of each year, commencing March 31, 2006. Dividends will accrue from the issue date, regardless of whether declared and regardless of whether there are funds legally available for the payment of dividends. No interest will be payable on any dividends that are in arrears.

The Series C Convertible Preferred Stock is convertible by the holder at any time into a number of shares of our Company's common stock equal to the number of shares of Series C Convertible Preferred Stock being converted multiplied by a fraction equal to $25 divided by the conversion price. The conversion price initially is $13.62 per share, but is subject to customary anti-dilution adjustments in the event of stock splits, stock dividends and certain other events with respect to our common stock. Based on the initial conversion price, the Series C Convertible Preferred Stock is convertible currently is convertible into 146,842 shares of our Company's common stock.

If not previously converted, our Company may redeem the Series C Convertible Preferred Stock on or after March 4, 2008 at a cash redemption price equal to 112% of the liquidation preference (described below), which price will decline by one percent each year thereafter until March 4, 2020, after which the redemption price will be the liquidation preference plus accrued and unpaid dividends. In addition, the holder of the Series C Convertible Preferred Stock may require our Company to redeem the holder's shares of

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Series C Convertible Preferred Stock upon the occurrence of certain circumstances such as a change of control, our Chairman, Mr. William Wright, and his family ceasing to beneficially own at least 20% of our outstanding voting stock on a fully diluted basis (excluding options to purchase such stock), or certain events relating to bankruptcy, insolvency, reorganization or liquidation.

In the event of a liquidation of our Company, the holder of the Series C Convertible Preferred Stock would be entitled to receive a liquidation preference equal to the purchase price of $25 per share, plus any accrued and unpaid dividends, prior to the distribution of any amount to the holders of our common stock.

From and after March 21, 2006, the holder of the Series C Convertible Preferred Stock, voting separately as a single class to the exclusion of all other classes and series of our Company's capital stock, will be entitled to elect one director to our Company's Board of Directors. The size of our Board of Directors will be increased to accommodate the election of this director. Draupnir Capital, LLC, the holder of the Series C Convertible Preferred Stock, has designated Jeremy W. Hobbs to serve as such director until such time as he resigns, is removed from office, dies or becomes disabled.

In addition to the right to elect one director as provided above, whenever dividends payable on shares of Series C Convertible Preferred Stock have not have been paid in full, in an aggregate amount equal to two full quarterly dividends on such shares, the number of directors then constituting the Board of Directors of our Company will automatically be increased by one, and the holder of such shares of Series C Convertible Preferred Stock will have the exclusive and special right, voting separately as a class, to elect the director to fill such newly created directorship. The right of the holder of such shares of Series C Convertible Preferred Stock to elect such director will continue until such time as all dividends accumulated on such shares have been paid in full or provided for.

As discussed in Item 5.02 of this report, the Certificate of Designations, Preferences and Rights provides for our Company's implementation of a holding structure, including the appointment of the officers comprising the "Office of the Chairman" to which our senior management will report. Our Board of Directors may, in its discretion elect or remove any or all of our officers (or their successors) at any time, including our Vice Chairman and Chief Financial Officer.

The description of the Series C Convertible Preferred Stock contained in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, Preferences and Rights that created and authorized the Series C Convertible Preferred Stock. A copy of this Certificate of Designations, Preferences and Rights is attached to this report as Exhibit 4.1 and is incorporated herein by reference.


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The Certificate of Designations, Preferences and Rights that created and authorized the Series C Convertible Preferred Stock provides that, from and after March 21, 2006, the holder of the Series C Preferred Stock, voting separately as a single class to the exclusion of all other classes and series of our Company's capital stock, will be entitled to elect one director to our Company's Board of Directors. The size of our Board of Directors will be increased to accommodate the election of this director. On March 7, 2006, Draupnir Capital, LLC, the holder of the Series C Convertible Preferred Stock, designated Jeremy W. Hobbs to serve as such director until such time as he resigns, is removed from office, dies or becomes disabled. Any vacancy occurring because of the death, disability, resignation or removal of the director designated by the holders of the Series C Convertible Preferred Stock will be filled by the holders of a majority of the outstanding shares of such stock.

Both the Certificate of Designations, Preferences and Rights and the Securities Purchase Agreement provide for the implementation of a holding company structure reasonably satisfactory to the purchaser of the Series C Convertible Preferred Stock. Under this structure, our Company's various businesses will be separated for management, operations, financing and other purposes. This structure went into effect upon closing of the Series C Convertible Preferred Stock sale, with the formal legal implementation of this restructuring to follow as soon as practicable. As a part of the implementation of a holding company structure, our Company has created an "Office of the Chairman" to which our senior management will report. The Office of the Chairman is comprised of our Chairman, a Vice Chairman and a Chief Financial Officer. Draupnir Capital was given the right to designate our Chief Financial Officer. William F. Wright continues to serve as our Chairman. Christopher H. Atayan, a member of our Board of Directors, was appointed as Vice Chairman. Michael D. James continues to serve as our Chief Financial Officer. Our Board of Directors may, in its discretion elect or remove any or all of our officers (or their successors) at any time, including those in the Office of the Chairman.

Draupnir Capital, the purchaser of the Series C Convertible Preferred Stock, is a wholly owned subsidiary of Draupnir, LLC. Allen D. Petersen, a member of our Board of Directors, is a member and manager of Draupnir, LLC. Jeremy
W. Hobbs, Draupnir Capital's designee to our Board of Directors, is a member and manager of Draupnir, LLC and serves as its Chief Executive Officer. Christopher H. Atayan, a member of our Board of Directors and Vice Chairman, is an executive consultant to Draupnir, LLC.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     EXHIBIT NO.       DESCRIPTION

     Exhibit 4.1 Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock.

     Exhibit 4.2 Specimen Stock Certificate for the Series C Convertible Preferred Stock.


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     Exhibit 4.3       Securities Purchase Agreement, dated as of March 3,
                       2006, between Amcon Distributing Company and Draupnir Capital, LLC. Exhibit 10.1 Sixth Amendment to the Amended and Restated Loan and Security Agreement, dated March 3, 2006, among Amcon Distributing Company, Chamberlin Natural Foods, Inc., Hawaiian Natural Water Company, Inc., Health Food Associates, Inc., Trinity Springs, Inc., and LaSalle Bank National Association, as agent for itself, Gold Bank, and certain other lenders.

     Exhibit 20.1      Press Release, dated March 7, 2006.



                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: March 13, 2006            By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Vice President &
                                           Chief Financial Officer



                                 EXHIBIT INDEX
                                 -------------
Exhibit          Description

Exhibit 4.1 Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock.

Exhibit 4.2       Specimen Stock Certificate for the Series C
                  Convertible Preferred Stock.

Exhibit 4.3 Securities Purchase Agreement, dated as of March 3, 2006, between Amcon Distributing Company and Draupnir Capital, LLC. Exhibit 10.1 Sixth Amendment to the Amended and Restated Loan and Security Agreement, dated March 3, 2006, among Amcon Distributing Company, Chamberlin Natural Foods, Inc., Hawaiian Natural Water Company, Inc., Health Food Associates, Inc., Trinity Springs, Inc., and LaSalle Bank National Association, as agent for itself, Gold Bank, and certain other lenders.

Exhibit 20.1      Press Release, dated March 7, 2006.


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